UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2014

POWER REIT
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

000-54560
(Commission File Number)

45-3116572
(IRS Employer Identification No.)

301 Winding Road
Old Bethpage, NY 11804
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0373

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8: OTHER EVENTS

Item 8.01 - Declaration of Dividend

On August 14, 2014, the Registrant issued a press release declaring a quarterly dividend of $0.48375 per share on Power REIT’s 7.75% Series A Cumulative Redeemable Perpetual Preferred Stock payable on September 15, 2014 to shareholders of record on August 25, 2014.

A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2014	POWER REIT By /s/ David H. Lesser
David H. Lesser Chairman of the Board and Chief Executive Officer